Exhibit 21.00



                                                           State or Jurisdiction                   Percentage of Voting
                                                             of Incorporation                        Securities Owned
                                                           ---------------------                   --------------------

Comdisco Australia PTY. Ltd.                                     Australia                                100%

Comdisco Aviation, Inc.                                          Delaware                                 100%

Comdisco Belgium S.A.                                             Belgium                                 100%

Comdisco Canada Ltd.                                              Canada                                  100%

Comdisco Canada Exploration Ltd.                                  Canada                                  100%

Comdisco Canada Resources Ltd.                                    Canada                                  100%

Comdisco Danmark A/S                                              Denmark                                 100%

Comdisco Deutschland GmbH                                         Germany                                 100%

Comdisco Disaster Recovery Services
Canada Ltd.                                                       Canada                                  100%

Comdisco Disaster Recovery Services
 Deutschland GmbH                                                 Germany                                 100%

Comdisco Disaster Recovery Services
 Nederland B.V.                                                 Netherlands                               100%

Comdisco Disaster Recovery Services
 U.K. Limited                                                 United Kingdom                              100%

 Comdisco Exploration, Inc.                                      Delaware                                 100%

Comdisco Factoring (Nederland) B.V.                             Netherlands                               100%





                                                           State or Jurisdiction                   Percentage of Voting
                                                             of Incorporation                        Securities Owned
                                                           ---------------------                   --------------------

Comdisco Financial Services, Inc.                                Delaware                                 100%

Comdisco Finland OY                                               Finland                                 100%

Comdisco Finance (Nederland) B.V.                               Netherlands                               100%

Comdisco Financial Services VmbH                                  Germany                                 100%

Comdisco France S.A.                                              France                                  100%

Comdisco Funding Limited (U.K.)                               United Kingdom                              100%

Comdisco Group, Inc.                                             Delaware                                 100%

Comdisco Handelsgesellschaft M.B.H.                               Austria                                 100%

Comdisco Holdings U.K. Ltd.                                   United Kingdom                              100%

Comdisco Investment Group, Inc.                                  Delaware                                 100%

Comdisco Italia SRL                                                Italy                                  100%

Comdisco Leasing Ltd. U.K.                                    United Kingdom                              100%

Comdisco Leasing S.A./N.V.                                        Belgium                                 100%

Comdisco Medical Equipment Group, Inc.                           Delaware                                 100%

Comdisco Medical Exchange, Inc.                                  Delaware                                 100%

Comdisco Nederland B.V.                                         Netherlands                               100%

Comdisco Japan, Inc.                                               Japan                                  100%





                                                           State or Jurisdiction                   Percentage of Voting
                                                             of Incorporation                        Securities Owned
                                                           ---------------------                    --------------------

Comdisco Norway A/S                                               Norway                                  100%

Comdisco Portugal Computadores, LDA                              Portugal                                 100%

Comdisco Receivables, Inc.                                       Delaware                                 100%

Comdisco Resources, Inc.                                         Delaware                                 100%

Comdisco, S.A.                                                  Switzerland                               100%

Comdisco Sweden, A.B.                                             Sweden                                  100%

Comdisco Switzerland, S.A.                                      Switzerland                               100%

Comdisco Systems, Inc.                                           Delaware                                 100%

Comdisco Trade, Inc.                                             Delaware                                 100%

Comdisco United Kingdom Limited                               United Kingdom                              100%

 Comdisco International Trade
 Corporation                                                  Virgin Islands                              100%

Aegeris International                                             France                                  100%

 Failsafe/Roc Ltd.                                            United Kingdom                              100%

ROC Ltd.                                                      United Kingdom                              100%





                                                          State or Jurisdiction                    Percentage of Voting
                                                             of Incorporation                        Securities Owned
                                                           ---------------------                   --------------------
Comdisco Computing Services
Corporation                                                      Delaware                                 100%

CDS Foreign Holdings, Inc.                                       Delaware                                 100%

Comdisco Asia PTE. LTD.                                          Singapore                                100%

Computer Discount Corporation                                    Illinois                                 100%

Computer Discount Corporation
S.A. - Madrid                                                      Spain                                  100%

Computer Recovery Centre
SDN BHD                                                          Malaysia                                  10%

Promodata S.A.                                                    France                                  100%

628761 Alberta Ltd.                                               Canada                                  100%




Subsidiaries of the Registrant are included in the consolidated financial statements.